EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Enhance Skin Products Inc. (the “Company”) on Form 10-K for the year ended April 30, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Donald Nicholson, Chief Executive Officer, Chief Financial Officer and Principal Executive Officer of the Company, Certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report on Form 10-K for the year ended April 30, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report on Form 10-K for the year ended April 30, 2016, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 22, 2016

By:	/s/ Donald Nicholson
Name:	Donald Nicholson
Title:	CEO, Chief Financial Officer and Principal Executive Officer